   EXHIBIT 10.6 - FORM OF SPLIT DOLLAR ENDORSEMENT - EMPLOYEE WITH SEVEN YEAR
                                VESTING SCHEDULE

                         SPLIT DOLLAR POLICY ENDORSEMENT
                   BANK OF MURFREESBORO SPLIT DOLLAR AGREEMENT


Policy No.                                                    Insured:
           --------                                                    ---------

Supplementing and amending the application of December 14, 1998, _________________________ ("Insurer"), the applicant requests and directs that:

                                  BENEFICIARIES

         1. BANK OF MURFREESBORO, located in Murfreesboro, Tennessee (the "Bank"), shall be the beneficiary of the death proceeds of the Policy remaining after the interest of the Insured or the Insured's transferee is determined according to paragraph (2) below.

         2. The Insured shall designate the beneficiary of an amount of the net death benefit of the Policy (defined herein as the death benefit minus the greater of: i) the cash surrender value of the policy, or ii) the aggregate premiums paid on the Policy by the Bank less any outstanding indebtedness to the Insurer), as follows, subject to the provisions of paragraph
                  (5) below:

                  (a) If the Insured dies after Normal Retirement Age of 65 years, the beneficiary of the Insured or the Insured's transferee shall be entitled to 75 percent of the net death benefit of the Policy.

                  (b) If the Insured dies prior to Normal Retirement Age of 65 years, the beneficiary of the Insured or the Insured's transferee shall be entitled to 50 percent of the net death benefit of the Policy. However, if the Insured has not attained Normal Retirement Age of 65 years and the Insured's death occurs after a Change of Control or a Disability as defined in the Insured's Split Dollar Agreement of even date herewith, the beneficiary of the Insured or the Insured's transferee shall be entitled to 75 percent of the net death benefit of the Policy even if the Insured dies prior to Normal Retirement Age of 65 years.

In addition, the Insured's interest determined in this paragraph 2 shall be subject to the following vesting schedule:



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


         INSURED'S AGE                      VESTED PERCENTAGE
                                                         0%
                                                     14.28%
                                                     28.56%
                                                     42.84%
                                                     57.12%
                                                     71.40%
                                                     85.68%
                                                    100.00%


                                    OWNERSHIP

         3. The Owner of the policy shall be the Bank. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

         4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

         5. Notwithstanding the provisions of paragraph (4) above, the Insured or the Insured's transferee shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement if the Insured, without the prior written consent of the Bank, comes to own, manage, control, participate in, consult with, render services for or be employed by, directly or indirectly, any organization chartered as a commercial bank, savings bank, savings and loan or credit union having offices in the County of Rutherford in the State of Tennessee for a period of twenty-four (24) months after the date of termination of the Executive's employment or his retirement. However, nothing herein shall prohibit the Executive from being a passive owner of not more than 1 percent of the outstanding stock of any class of a corporation which is publicly traded so long as the Executive has no active participation in the business of such corporation. This section shall not apply following a Change of Control.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY

Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.



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


                                OWNERS AUTHORITY

The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement and the receipt of the Owner for any sums received by it shall be a full discharge and release therefore to the Insurer.

Any transferee's rights shall be subject to this Endorsement.

Signed at ____________________, Tennessee, this _______ day of January, 1999.

BANK OF MURFREESBORO

By
  ----------------------------------
Its
   ---------------------------------

The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates __________________________________________
as primary beneficiary and __________________________________________________ as
secondary beneficiary of the portion of the proceeds described in (2) above.

Signed at ____________________, Tennessee, this ________ day of January, 1999.


THE INSURED:

-----------------------------------




Signed at ____________________, Tennessee, this ________ day of January, 1999.

CORPORATION:

MURFREESBORO BANCORP, INC.

BY
  ----------------------------------
ITS
   ---------------------------------



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